Q3 2023 Results October 26, 2023 Exhibit 99.2

Q3 2023 Results Not for Product Promotional Use Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions, including our ability to complete the acquisition of Mirati Therapeutics, Inc. and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed. In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors. Also note that a reconciliation of forward-looking non-GAAP gross margin, non-GAAP operating margin, non-GAAP operating expenses and non-GAAP tax rate is not provided because a comparable GAAP measure for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of the unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets, and stock compensation resulting from acquisition-related equity awards, or currency exchange rates. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

Giovanni Caforio, MD Board Chair and Chief Executive Officer 3 Q3 2023 Results

Chris Boerner, PhD Chief Operating Officer Chief Executive Officer, effective November 1, 2023 4 Q3 2023 Results

Q3 2023 Performance

Commercial & Financial Execution	**Q3 Global Net Sales** • 11.0B; (2%) YoY; (3%) Ex-FX* **In-Line Brands & New Product Portfolio** • ~$9.3B; +8% YoY; +7% Ex-FX* **Earnings per Share (EPS)** • GAAP $0.93, +24% YoY • Non-GAAP* $2.00, +1% YoY	**Financial Outlook**	**Medium-Term Financial Targets*** Reaffirms[1]: • Low-to-mid single digit revenue CAGR[2] • Low double-digit revenue CAGR[2] ex-Rev/Pom • $8-10B revenue growth from in-line brands[3] Adjusts: • >$10B growth from new product portfolio in 2026 • Operating margin to >37%[4]
Business Development	MIRATI THERAPEUTICS • Entered into acquisition agreement with planned close by 1H 2024 • Strengthens & diversifies Oncology portfolio	**Pipeline Execution**	• **Reblozyl**: U.S. approval in 1L MDS associated anemia (COMMANDS) • **Opdivo**: U.S. & EU approval in Stage II adj. melanoma (CM-67K); positive Ph3 in SC nivolumab (CM-67T) & peri-adj. lung (CM-77T) • **LPA_1 antagonist**: Established PoC in PPF

*See "Forward-Looking Statements and Non-GAAP Financial Information" and "Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items"
1. 2020-2025 Financial Targets 2. At constant exchange rates on a risk-adjusted basis 3. Primarily I-O & Eliquis 4. Target through 2025

Bristol Myers Squibb | Q3 2023 Results
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Q3 2023 Results Not for Product Promotional Use We are driven by our mission: Transforming patients’ lives through science Our Goal is to Deliver Sustainable Growth 6 Four Key Enablers Strong commercial execution to realize value of our marketed portfolio Evolve R&D for scientific leadership Execute strategic capital allocation to further strengthen our growth profile Foster a high- performance culture and attract & retain industry-leading talent

Q3 2023 Results Not for Product Promotional Use Solid Momentum in Q3 & Accelerating Future Growth 7 Key In-Line Products Outlook*New Product Portfolio • Strong U.S. demand growth offset by gross- to-net adjustments • Continued demand growth • Delivered key clinical milestones to enable future growth $190 $248 $84 $166 $69 $123 $107 $93 $44 $92 $68 $66 $32 $43 $553 $928 Q3 2022 Q3 2023 Reblozyl Opdualag Zeposia Abecma Breyanzi Camzyos Sotyktu Onureg Inrebic $ in millions $5 ** $1 $21 $29 **Q3 2022 sales: Camzyos - $5M & Sotyktu - $1M *See “Forward-Looking Statements and Non-GAAP Financial Information” +67% ex-FX* • Expect >$10B revenue from new product portfolio in 2026 • Focused on product acceleration to enable future growth • Planned expansion of new product portfolio with repotrectinib1 & Krazati2 1. U.S. PDUFA: November 27, 2023 2. Subject to satisfaction of customary closing conditions; anticipated closing by 1H 2024

Strong Delivery from our R&D Engine Since R&D Day

Oncology

Opdivo
- U.S. approval in Stage II adj. melanoma
- Peri-adj. lung & 1L MIUC presented at ESMO
- Met co-primary endpoints for SC nivolumab[1]

Krazati[2]
- 1L lung TPS ≥ 50% encouraging Ph2 data at ESMO

Immunology

LPA_1 antagonist
- Breakthrough Therapy Designation granted in PPF

CD19 NEX T Cell Therapy
- Enrolling patients in Ph1 severe, refractory SLE trial
- Achieved FDA clearance to initiate MS trial

Hematology

Reblozyl
- U.S. approval in 1L MDS associated anemia with a broad label

Other assets
- Data to be presented on key assets at ASH 2023

1. Subcutaneous nivolumab could provide U.S. approval in indications representing 65-75% of Opdivo business & benefit patients into the early 2030s
2. Subject to satisfaction of customary closing conditions; anticipated closing by 1H 2024

Bristol Myers Squibb | Q3 2023 Results
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Mirati Therapeutics: Strong Strategic Fit

Extending in IO

OPDIVO (nivolumab)

YERVOY (ipilimumab)

Opdualag (nivolumab and relatlimab-rmbw) Injection for intravenous use | 480 mg/160 mg

Diversifying beyond IO

repotrectinib[1]
(U.S. PDUFA: 11/27/23)

KRAZATI[2] (adagrasib) | 200 mg TABLETS

- **Best-in-class** $KRAS^{G12C}$ inhibitor approved in 2L+ mutated NSCLC; confirmatory Ph3 results expected 1H 2024
- **Potential $KRAS^{G12C}$ mutated tumor opportunities:** 1L NSCLC; 2L & 3L+ CRC

Indication	Development	Status
1L NSCLC	TPS ≥ 50%: Krazati + pembrolizumab	Ph3 initiation by YE 2023
	TPS < 50%: Krazati + pembrolizumab + chemo	Ph2 data expected in 1H 2024
2L CRC	Krazati + cetuximab	Ph3 data expected in 2024
3L+ CRC		Ph2 submission expected by YE 2023

Selective PRMT5/MTA inhibitor (MRTX1719): Potential first-in-class asset

- Ph2 expected to initiate 1H 2024; Fast Track Designation granted

Early Clinical Programs: Additional opportunities from KRAS inhibitors & enabling programs (e.g., SOS1 inhibitor)

Planned close by 1H 2024[2]

1. Acquired from Turning Point Therapeutics
2. Subject to satisfaction of customary closing conditions; anticipated closing by 1H 2024

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Continued Strong Pipeline Execution

2023 Key Milestones

Opdivo (+/- Yervoy)	Early Stage: ✔ Neo-adjuvant NSCLC Ph3 (CM-816) approval in EU Metastatic: ✘ 1L mCRPC Ph3 (CM-7DX)	iberdomide	✔ Initiation of pivotal post-transplant maintenance H2H vs Revlimid
Opdualag	☐ 1L NSCLC Ph2[1]	Reblozyl	✔ 1L MDS (COMMANDS) U.S. filing
repotrectinib	✔ ROS1+ NSCLC (TRIDENT-1) U.S. filing	Sotyktu	✔ Mod-to-severe PsO EU approval ✘ CD Ph2 (IM011-023) ✘ UC Ph2 (IM011-127)
Abecma	✔ 3-5L MM Ph3 (KarMMa-3) filing ✔ Initiation NDMM Ph3 (KarMMa-9)	LPA_1 Antagonist	✔ Initiation IPF Ph3 ✔ PPF Ph2 (IM027-040)
Breyanzi	✔ 2L TE LBCL EU approval ✔ 3L+ CLL Ph1/2 (TRANSCEND-CLL) ✔ 3L+ FL Ph2 (TRANSCEND-FL)	Camzyos	✔ oHCM EU approval
		LIBREXIA (milvexian)	✔ Initiation Ph3 program[2]

2024/2025 Key Milestones

Opdivo (+/- Yervoy)	Metastatic: ☐ 1L HCC Ph3 (CM-9DW) ☐ 1L+ MSI High CRC Ph3 (CM-8HW) Early Stage: ✔ Peri-adj NSCLC Ph3 (CM-77T) ☐ Peri-adj MIBC Ph3 (CM-078) ☐ Adj HCC Ph3 (CM-9DX) ☐ Stage III Unresectable NSCLC Ph3 (CM-73L) ☐ Adj NSCLC Ph3 (ANVIL, co-op group)	Reblozyl	☐ 1L MF Ph3 (INDEPENDENCE)
		cendakimab	☐ EoE Ph3
		Sotyktu	☐ PsA Ph3
		Zeposia	☐ CD maintenance Ph3 (YELLOWSTONE)
Opdualag	☐ 1L HCC Ph2 ✘ 2L+ HCC Ph2 ☐ 2L/3L+ MSS mCRC Ph3		
alnuctamab BCMA TCE	☐ Initiation MM Ph3		

1. Data readout anticipated early 2024
2. ACS, SSP, AF trials conducted by Janssen

Milestones represent data readouts unless otherwise specified; subject to positive registrational trials and health authority approval

Bristol Myers Squibb | Q3 2023 Results

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Q3 2023 Results Not for Product Promotional Use Numerous Levers to Drive Long-Term Growth 11 Extended durability of our IO business with subcutaneous nivolumab and Opdualag Increasingly de-risked the New Product Portfolio Number of registrational assets increasing from 6 to 12 over the next 18 months Developing medicines in rapidly growing markets with significant commercial opportunities Strategic optionality from Business Development Leading positions with differentiated platforms in Cell Therapy and Targeted Protein Degradation

David Elkins Executive Vice President and Chief Financial Officer 12 Q3 2023 Results

Q3 2023 Results Not for Product Promotional Use Total Company Performance Driven by In-Line & New Product Portfolios 13 Total Company Sales ~$11B (2%) YoY, (3%) Ex-FX* $B Q3 Net Sales1 YoY % Ex-FX* % Total Company $11.0 (2%) (3%) In-Line Products $8.3 +3% +3% New Product Portfolio $0.9 +68% +67% In-Line Products & New Product Portfolio $9.3 +8% +7% Recent LOEs2 $1.7 (35%) (35%) $8.6 $9.3 $2.6 $1.7 Q3 2022 Q3 2023 Recent LOEs In-Line & New Products 1. Amounts may not add due to rounding 2. Recent LOE Brands = Revlimid & Abraxane *See “Forward-Looking Statements and Non-GAAP Financial Information”

Q3 2023 Results Not for Product Promotional Use New Product Portfolio Performance 14 $190 $248 $84 $166 $69 $123 $107 $93 $44 $92 $68 $66 $32 $43 $553 $928 Q3 2022 Q3 2023 Reblozyl Opdualag Zeposia Abecma Breyanzi Camzyos Sotyktu Onureg Inrebic $ in millions +67% growth vs PY Ex-FX*Building strong momentum for future growth $ in millions **Q3 2022 sales: Camzyos - $5M & Sotyktu - $1M $5 ** $1 $21 $730 $1,385 $2,513 YTD 2021 YTD 2022 YTD 2023 *See “Forward-Looking Statements and Non-GAAP Financial Information” $29

Q3 2023 Oncology Product Summary

Q3 Global Net Sales

	$M	YoY %	Ex-FX* %
OPDIVO (nivolumab)	$2,275	+11%	+11%
YERVOY (ipilimumab)	$579	+11%	+10%
Opdualag (nivolumab and relatlimab-rmbw)	$166	+98%	+98%
Abraxane	$260	+47%	+51%

Opdivo:

- U.S. YoY volume growth in 1L lung, upper GI & adj. bladder cancer
- Ex-U.S. YoY growth of +15% ex-FX* primarily from demand in 1L lung & upper GI & expanded access

Opdualag:

- U.S. growth driven by strong demand; ~25% market share[1] in 1L melanoma
- A new SOC in 1L melanoma

1. Source: BMS Internal Analysis

*See "Forward-Looking Statements and Non-GAAP Financial Information"

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Q3 2023 Cardiovascular Product Summary

Q3 Global Net Sales

	$M	YoY %	Ex-FX* %
Eliquis apixaban	$2,705	+2%	-

Best-in-class & leading OAC within category

Eliquis:

- U.S. growth driven by strong underlying demand offset by gross-to-net adjustments
- Ex-U.S. impacted by generic entry in UK & Canada, and pricing measures

	$M	YoY %	Ex-FX* %
CAMZYOS (mavacamten) capsules	$68	**	**

First-in-class myosin inhibitor

- U.S. increase in total treated & commercial dispensed patients
- Expansion in international markets based on reimbursement timing

	As of June 30, 2023[1]	As of Sept 30, 2023[1]
Patients in hub	~3800	~4900
Patients on commercial drug	~2500	~3500

1. Source: BMS Internal Analysis
*See "Forward-Looking Statements and Non-GAAP Financial Information"
**In excess of +100%

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Q3 2023 Results Not for Product Promotional Use Q3 2023 Hematology Product Summary 17 Revlimid: FY 2023 revenue projection ~$6.0B Reblozyl: • U.S. FDA approval in August 2023 in 1L MDS-associated anemia with a broad label (COMMANDS) • U.S. strong YoY growth of +28% driven by demand from increased 1L use & 2L switches from ESAs as well as DoT Abecma: • Q3 impacted by manufacturing maintenance in June & increased availability of additional BCMA targeting agents Breyanzi: • Continued strong demand in 2L/3L+ LBCL • Q3 impacted by timing of infusions 1 $M YoY % Ex-FX* % $1,429 (41%) (41%) $872 (2%) (2%) $517 (8%) (8%) $248 +31% +29% $93 (13%) (14%) $92 ** ** $43 +34% +31% $29 +38% +33% Q3 Global Net Sales1 **In excess of +100% 1. Empliciti grouped in Mature & Other Brands *See “Forward-Looking Statements and Non-GAAP Financial Information”

Q3 2023 Immunology Product Summary

Q3 Global Net Sales

	$M	YoY %	Ex-FX* %
ORENCIA (abatacept)	$925	+5%	+5%
ZEPOSIA (ozanimod)	$123	+78%	+75%

Zeposia:

- Growth from demand in MS & expanding contribution from UC
- Continued focus on improving formulary access
- Expansion in international markets based on reimbursement timing

	$M	YoY %	Ex-FX* %
SOTYKTU (deucravacitinib) 6 mg tablets	$66	**	**

First-in-class selective allosteric TYK2 inhibitor

- U.S. continued volume growth; ~$30M clinical purchase in quarter
- Progress converting patients on CVS indication-based plans
- Driving demand to enable broader access in 2024 & 2025

	As of June 30, 2023[1]	As of Sept 30, 2023[1]
Cumulative Volume[2]	>23K TRx Equivalent	>38K TRx Equivalent
Market Share[3]	35-40%	~40%
Source of Business[4]		
• Systemic-naïve	>40%	>40%
• Biologic-experienced	>30%	>30%
• Otezla-experienced	>25%	>25%

1. Source: BMS Internal Analysis; 2. Cumulative TRx equivalent since launch; 3. Market share of written oral prescriptions in NBRx sourced from BrandImpact

4. Q3 Source of Business proportionally distributes 15% unknown/unidentified
*See "Forward-Looking Statements and Non-GAAP Financial Information";
**In excess of +100%

Bristol Myers Squibb | Q3 2023 Results

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Q3 2023 Results Not for Product Promotional Use Q3 2023 Financial Performance 19 US GAAP Non-GAAP $ in billions, except EPS Q3 2023 Q3 2022 Q3 2023 Q3 2022 Total Revenues, net 11.0 11.2 11.0 11.2 Gross Margin % 77.1% 79.0% 77.3% 79.8% Operating Expenses1 4.2 4.3 4.1 4.1 Acquired IPR&D 0.1 - 0.1 - Amortization of Acquired Intangibles 2.3 2.4 - - Effective Tax Rate 9.5% 27.2% 11.6% 16.9% Diluted EPS 0.93 0.75 2.00 1.99 Diluted Shares Outstanding (# in millions) 2,064 2,148 2,064 2,148 US P Non- P* Diluted EPS Impact from Acquired IPR&D2 (0.03) 0.02 (0.03) 0.02 1. Operating Expenses = MS&A and R&D 2. Comprises the net impact from Acquired IPRD & Licensing income *See “Forward-Looking Statements and Non-GAAP Financial Information”

Balanced Approach to Capital Allocation

Cash flow from Operations $B



$3.7
$3.3
$3.0
$1.9
$4.8
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

$B	Q3 2023
Total Cash*	~$8.0B
Total Debt	~$37.6B

Strong operating cash flow generation

Business Development

- Prioritize opportunities to further diversify portfolio & strengthen long-term outlook
  - Entered into agreement to acquire Mirati Therapeutics; planned close by 1H 2024

Balance Sheet Strength

- Maintain strong investment-grade credit rating

Returning Cash to Shareholders

- Continued annual dividend growth**
- Opportunistic share repurchase
  - Executed $4B ASR Agreements in Q3'23
  - Approx. $2B remaining share authorization

*Cash includes cash, cash equivalents and marketable debt securities
**Subject to Board approval
Note: YTD operating cash may not add due to rounding

Bristol Myers Squibb | Q3 2023 Results
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Revised 2023 Guidance

	US GAAP*		Non-GAAP*	
	July (Prior)	October (Revised)	July (Prior)	October (Revised)
Total Revenues Reported Rates	Low-single digit decline	No Change	Low-single digit decline	No Change
Total Revenues Ex-FX	Low-single digit decline	No Change	Low-single digit decline	No Change
Revlimid	~$5.5 billion	~$6.0 billion	~$5.5 billion	~$6.0 billion
Gross Margin %	~76%	No Change	~76%	No Change
Operating Expenses[1]	Low-single digit decline	No Change	Low-single digit decline	No Change
Tax Rate	~16%	~11%	~17.5%	~15.5%
Diluted EPS	$3.72 - $4.02	$3.68 - $3.83	$7.35 - $7.65	$7.50 - $7.65

1. Operating Expenses = MS&A and R&D, excluding Acquired IPR&D and Amortization of acquired intangibles
*See "Forward-Looking Statements and Non-GAAP Financial Information"

Bristol Myers Squibb | Q3 2023 Results
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Q3 2023 Results Not for Product Promotional Use Medium-Term Guidance* 22 *See “Forward-Looking Statements and Non-GAAP Financial Information” and “Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items” 1. At constant exchange rates on a risk-adjusted basis 2. Primarily I-O & Eliquis • Low-to-mid single-digit revenue CAGR1 from 2020-2025 • Low double-digit revenue CAGR1 ex-Rev/Pom from 2020-2025 • $8B-$10B growth from in-line brands2 from 2020-2025 • $10B-$13B from New Product Portfolio in 2025 • 40%+ operating margin through 2025 July 2023 • Reaffirms low-to-mid single-digit revenue CAGR1 from 2020-2025 • Reaffirms low double-digit revenue CAGR1 ex- Rev/Pom from 2020-2025 • Reaffirms $8B-$10B growth from in-line brands2 from 2020-2025 • Adjusts to >$10B revenue from new product portfolio in 2026 • Adjusts operating margin target to >37% through 2025 October 2023

Giovanni Caforio, MD Board Chair, Chief Executive Officer Chris Boerner, PhD Executive VP, Chief Operating Officer, CEO effective November 1, 2023 David Elkins Executive VP, Chief Financial Officer Samit Hirawat, MD Executive VP, Chief Medical Officer, Global Drug Development Adam Lenkowsky Executive VP, Chief Commercialization Officer 23 Q3 2023 Results Q&A

Q3 2023 Results Not for Product Promotional Use Year-Ended December 31 2020 2021 2022 Total Revenues $42,518 $46,385 $46,159 Gross Profit $30,745 $36,445 $36,022 Specified items (a) $3,300 $603 $356 Gross Profit excluding specified items $34,045 $37,048 $36,378 Marketing, Selling and Administrative $7,661 $7,690 $7,814 Specified items (a) ($279) ($3) ($79) Marketing, Selling and Administrative excluding specified items $7,382 $7,687 $7,735 Research and Development $10,048 $10,195 $9,509 Specified items (a) ($903) ($843) ($308) Research and Development excluding specified items $9,145 $9,352 $9,201 Operating margin 31% 40% 41% Specified items (a) 10% 3% 1% Operating margin excluding specified items (b) 41% 43% 42% Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items 24 (a): An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. (b): Operating margin on Specified Items represents the difference between the GAAP and Non-GAAP operating margin (Unaudited, dollars in millions)